EXHIBIT 99.1

CONTACTS:

SinoHub, Inc.:
Falicia Cheng
+86-755-2661-1080
falicia@sinohub.com

In the U.S.:
PondelWilkinson Inc.
Laurie Berman/Angie Yang
310-279-5980
investor@pondel.com

SINOHUB APPOINTS BOARD MEMBERS TO NEWLY FORMED AUDIT COMMITTEE

SANTA CLARA and SHENZHEN, CHINA, March 19, 2009 — SinoHub, Inc. (OTCBB: SIHI), which conducts substantially all of its operations through its wholly-owned subsidiary SinoHub Electronics Shenzhen Limited in the People’s Republic of China, today announced that it has named current independent directors, Robert Torino, Afshin Yazdian and Charles Kimball, to the company’s newly formed audit committee.  Torino, who qualifies as an audit committee financial expert under SEC regulations, will serve as the committee chair.

SinoHub’s audit committee was formed to provide greater oversight of the company’s financial statements and internal accounting and financial control systems, as well as compliance with all legal and regulatory requirements.  The audit committee also will review the qualifications and independence of SinoHub’s outside auditors and monitor performance of the company’s internal audit function and its outside auditors.

“The formation of our audit committee is an important step in SinoHub’s evolution as we seek to qualify for a major stock exchange listing,” said Harry Cochran, chief executive officer.  “We are fully committed to sound corporate governance principals and the highest levels of performance throughout our company, and believe the audit committee will help preserve our culture of integrity.  Bob Torino’s expertise will serve us well as we seek to bring top flight financial governance to SinoHub.”

About SinoHub
SinoHub’s business was founded in 2000 by veteran entrepreneur Harry Cochran and electronic component industry veteran Lei Xia to participate in the rapid growth of the electronics business in China.  The company is engaged in electronic component sales and provides world-class supply chain management services with transparent information access for participants in the electronic components supply chain in China. For more information, visit the company’s web site at www.sinohub.com.

Cautionary Statement Regarding Forward-looking Information
Some of the statements contained in this press release that are not historical facts constitute forward-looking statements under the federal securities laws.  You can identify forward-looking statements by the use of the words “may,” “will,” “should,” “could,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “intends,” “potential,” “proposed,” or “continue” or the negative of those terms.  These statements involve risks known to us, significant uncertainties, and other factors, many of which we cannot predict with accuracy and some of which we might not even anticipate, which may cause our actual results, levels of activity, performance, or achievements to be materially different from any future results, levels of activity, performance, or achievements expressed or implied by those forward-looking statements.  Readers are cautioned not to place undue reliance on these forward-looking statements.

Among the factors about which we have made assumptions are:

•	our ability to list the company’s shares on a major stock exchange in the near future;
•	our ability to conserve our culture of integrity; and
•	our audit committee’s ability to provide top flight financial governance to SinoHub.

Except as required by law, we assume no obligation to update any forward-looking statements publicly, or to update the reasons actual results could differ materially from those anticipated in any forward-looking statements, even if new information becomes available in the future.  For further information on factors which could impact us and the statements contained herein, see the “Risk Factors” included in Item 1A of our Annual Report on Form 10-K.  We assume no obligation to update and supplement forward-looking statements that become untrue because of subsequent events, new information or otherwise.

#  #  #